UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: FEBRUARY 23, 2001



                           INSILCO TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     Delaware                       0-22098                     06-0635844
     --------                       -------                     ----------
 (STATE OR OTHER               (COMMISSION FILE NO.)          (IRS EMPLOYER
 JURISDICTION OF                                          IDENTIFICATION NUMBER)
  INCORPORATION
 OR ORGANIZATION)


                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

ITEM 5.   OTHER EVENTS.

Insilco Holding Co.'s press release issued February 23, 2001 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


          (c)   Exhibits.



                EXHIBIT NO.              DESCRIPTION

                 99 (a)         Press release of Insilco Holding Co.
                                issued February 23, 2001.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     INSILCO TECHNOLOGIES, INC.
                                     --------------------------
                                     Registrant



Date: February 23, 2001              By:  /s/ MICHAEL R. ELIA
                                          ---------------------------------
                                          Michael R. Elia
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary

                                  EXHIBIT INDEX




      EXHIBIT NO.                  DESCRIPTION

       99 (a)     Press release of Insilco Holding Co. issued February 23, 2001.